A special meeting of the CoreFunds shareholders was scheduled for July 17, 1998 at which the shareholders of the Funds voted to:

(1) approve an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of the CoreFunds in exchange for the issuance of shares of the Evergreen Funds in a tax-free reorganization, and
(2) approve the Interim Investment Advisory Agreement between the Funds and CoreStates Investment Advisers, Inc. (CSIA) from April 30, 1998 to the date the reorganizations are consummated.

The results are as follows:

Equity Index Fund
Item #1               Shares Voted       % of Voted       % of Total
For                  6,096,676.700            95.90            85.55
Against                 28,341.427             0.45             0.40
Abstain                  6,368.543             0.10             0.09
Broker                 225,768.000             3.55             3.17
Non-Vote


Item #2               Shares Voted       % of Voted        % of Total
For                  6,322,803.884            99.46             88.72
Against                 29,276.243             0.46              0.41
Abstain                  5,072.543             0.08              0.07
Broker                           -             0.00              0.00
Non-Vote


Core Equity Fund
Item #1               Shares Voted        % of Voted         % of Total
For                 23,623,481.878             98.60              88.85
Against                 21,878.274              0.09               0.08
Abstain                  5,187.377              0.02               0.02
Broker                 309,569.000              1.29               1.16
Non-Vote

Item #2                Shares Voted       % of Voted          % of Total
For                  23,921,173.845            99.84               89.97
Against                  33,294.307             0.14                0.13
Abstain                   5,648.377             0.02                0.02
Broker                            -             0.00                0.00
Non-Vote


Growth Equity Fund
Item #1              Shares Voted         % of Voted          % of Total
For                 9,951,151.254              97.91               92.94
Against                39,187.769               0.39                0.37
Abstain                 2,521.369               0.02                0.02
Broker                170,627.500               1.68                1.59
Non-Vote


Item #2              Shares Voted          % of Voted           % of Total
For                10,122,457.696               99.60                94.54
Against                38,247.352                0.38                 0.36
Abstain                 2,782.344                0.03                 0.03
Broker                          -                0.00                 0.00
Non-Vote


Special Equity Fund
Item #1             Shares Voted          % of Voted           % of Total
For                4,658,005.373               97.37                66.23
Against                9,336.024                0.20                 0.13
Abstain                  510.000                0.01                 0.01
Broker               116,068.500                2.43                 1.65
Non-Vote


Item #2            Shares Voted            % of Voted          % of Total
For               4,772,082.373                 99.79               67.88
Against               9,328.024                  0.19                0.13
Abstain                 510.000                  0.01                0.01
Broker                        -                  0.00                0.00
Non-Vote


International Growth Fund
Item #1          Shares Voted              % of Voted         % of Total
For            10,703,225.019                   99.16              90.25
Against             8,045.295                    0.07               0.07
Abstain             1,925.954                    0.02               0.02
Broker             80,683.000                    0.75               0.68
Non-Vote


Item #2          Shares Voted             % of Voted         % of Total
For            10,783,530.019                  99.90              90.92
Against             8,423.295                   0.08               0.07
Abstain             1,925.954                   0.02               0.02
Broker                      -                   0.00               0.00
Non-Vote


Balanced Fund
Item #1          Shares Voted             % of Voted          % of Total
For             8,269,835.339                  97.31               91.18
Against             6,319.206                   0.07                0.07
Abstain             9,725.390                   0.11                0.11
Broker            212,182.000                   2.50                2.34
Non-Vote




Item #2          Shares Voted            % of Voted            % of Total
For             8,487,837.201                 99.88                 93.59
Against             6,458.427                  0.08                  0.07
Abstain             3,766.307                  0.04                  0.04
Broker                      -                  0.00                  0.00
Non-Vote



Short Term Income Fund
Item #1         Shares Voted             % of Voted            % of Total
For            3,161,499.161                  99.87                 95.48
Against                    -                   0.00                  0.00
Abstain                    -                   0.00                  0.00
Broker             3,966.000                   0.13                  0.12
Non-Vote


Item #2         Shares Voted             % of Voted            % of Total
For            3,165,465.161                 100.00                 95.60
Against                    -                   0.00                  0.00
Abstain                    -                   0.00                  0.00
Broker                     -                   0.00                  0.00
Non-Vote



Short-Intermediate Bond Fund
Item #1          Shares Voted             % of Voted           % of Total
For            15,475,909.263                  98.97                87.62
Against            25,108.524                   0.16                 0.14
Abstain             6,323.766                   0.04                 0.04
Broker            130,190.000                   0.83                 0.74
Non-Vote


Item #2         Shares Voted             % of Voted            % of Total
For           15,593,369.263                  99.72                 88.28
Against           37,838.524                   0.24                  0.21
Abstain            6,323.766                   0.04                  0.04
Broker                     -                   0.00                  0.00
Non-Vote


Government Income Fund
Item #1            Shares Voted          % of Voted             % of Total
For               2,277,596.640               95.82                  87.54
Against               7,078.000                0.30                   0.27
Abstain               3,840.329                0.16                   0.15
Broker               88,387.000                3.72                   3.40
Non-Vote



Item #2           Shares Voted           % of Voted             % of Total
For              2,369,823.969                99.70                  91.09
Against              7,078.000                 0.30                   0.27
Abstain                      -                 0.00                   0.00
Broker                       -                 0.00                   0.00
Non-Vote


Bond Fund
Item #1           Shares Voted           % of Voted             % of Total
For             15,189,389.801                99.66                  93.20
Against              7,298.783                 0.05                   0.04
Abstain              5,622.608                 0.04                   0.03
Broker              38,755.500                 0.25                   0.24
Non-Vote


Item #2           Shares Voted          % of Voted              % of Total
For             15,213,484.801               99.82                   93.35
Against             21,625.783                0.14                    0.13
Abstain              5,955.608                0.04                    0.04
Broker                       -                0.00                     0.00
Non-Vote


Intermediate Municipal Bond Fund
Item #1           Shares Voted          % of Voted             % of Total
For                129,489.185               80.11                  66.03
Against              1,086.000                0.67                   0.55
Abstain                      -                0.00                   0.00
Broker              31,064.500               19.22                  15.84
Non-Vote


Item #2          Shares Voted          % of Voted             % of Total
For               159,280.185               98.54                  81.22
Against             1,086.000                0.67                   0.55
Abstain             1,273.000                0.79                   0.65
Broker                      -                0.00                   0.00
Non-Vote


Pennsylvania Municipal Bond Fund
Item #1         Shares Voted          % of Voted              % of Total
For            1,195,150.534               91.45                   67.06
Against                    -                0.00                    0.00
Abstain            3,311.000                0.25                    0.19
Broker           108,433.000                8.30                    6.08
Non-Vote


Item #2          Shares Voted           % of Voted             % of Total
For             1,303,583.534                99.75                  73.14
Against                     -                 0.00                   0.00
Abstain             3,311.000                 0.25                   0.19
Broker                      -                 0.00                   0.00
Non-Vote



New Jersey Municipal Bond Fund
Item #1           Shares Voted          % of Voted             % of Total
For                173,842.681               91.31                  82.53
Against                      -                0.00                   0.00
Abstain                      -                0.00                   0.00
Broker              16,552.000                8.69                   7.86
Non-Vote


Item #2          Shares Voted          % of Voted            % of Total
For               190,394.681              100.00                 90.39
Against                     -                0.00                  0.00
Abstain                     -                0.00                  0.00
Broker                      -                0.00                  0.00
Non-Vote


Treasury Reserve
Item #1          Shares Voted          % of Voted             % of Total
For           681,260,418.627               98.37                  95.45
Against         9,642,980.531                1.39                   1.35
Abstain         1,437,533.196                0.21                   0.20
Broker            227,166.000                0.03                   0.03
Non-Vote


Item #2           Shares Voted         % of Voted              % of Total
For            680,059,044.356              98.19                   95.28
Against          8,870,534.962               1.28                    1.24
Abstain          3,638,519.036               0.53                    0.51
Broker                       -               0.00                    0.00
Non-Vote


Cash Reserve
Item #1          Shares Voted           % of Voted             % of Total
For           471,982,866.312                95.36                  53.10
Against        20,546,327.066                 4.15                   2.31
Abstain         1,290,127.598                 0.26                   0.15
Broker          1,148,573.500                 0.23                   0.13
Non-Vote


Item #2            Shares Voted          % of Voted            % of Total
For             469,729,451.899               94.90                 52.84
Against          19,888,798.208                4.02                  2.24
Abstain           5,349,644.869                1.08                  0.60
Broker                        -                0.00                  0.00
Non-Vote


Tax-Free Reserve
Item #1           Shares Voted            % of Voted           % of Total
For            126,285,899.439                 99.57                80.32
Against            274,951.559                  0.22                 0.17
Abstain            202,249.569                  0.16                 0.13
Broker              65,602.000                  0.05                 0.04
Non-Vote


Item #2            Shares Voted            % of Voted          % of Total
For             126,497,978.609                 99.74               80.45
Against             274,951.559                  0.22                0.17
Abstain              55,772.399                  0.04                0.04
Broker                        -                  0.00                 0.00
Non-Vote


Additionally, the shareholders of International Growth Fund voted on July 17, 1998 to

(1)  approve an Interim Sub-Advisory Agreement between CSIA and
     Martin Currie, Inc. from April 30, 1998 to the date the reorganization is consummated, and

(2)  approve an Interim Sub-Advisory Agreement between CSIA and
     Aberdeen Fund Managers, Inc. from April 30, 1998 to the date the reorganization is consummated.


International Growth Fund
Item #1          Shares Voted            % of Voted         % of Total
For            10,783,327.019                 99.00              90.92
Against             8,626.295                  0.08               0.07
Abstain             1,925.954                  0.02               0.02
Broker                      -                  0.00               0.00
Non-Vote


Item #2          Shares Voted            % of Voted          % of Total
For            10,782,934.895                 99.90               90.92
Against             8,626.295                  0.08                0.07
Abstain             2,318.078                  0.02                0.02
Broker                      -                  0.00                0.00
Non-Vote

A special meeting of the Elite Treasury Reserve, Elite Cash Reserve, and Elite Tax-Free Reserve shareholders was scheduled for July 17, 1998 at which the shareholders of the Funds voted to:

(1) approve an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of the CoreFunds in exchange for the issuance of shares of the Evergreen Funds in a tax-free reorganization, and

(2) approve the Interim Investment Advisory Agreement between the Funds and CoreStates Investment Advisers, Inc. (CSIA) from April 30, 1998 to the date the reorganizations are consummated.

The results are as follows:

Elite Treasury Reserve
Item #1           Shares Voted           % of Voted         % of Total
For             41,648,613.000                94.55              50.78
Against          1,299,000.000                 2.95               1.58
Abstain                      -                 0.00               0.00
Broker           1,102,150.000                 2.50               1.34
Non-Vote


Item #2           Shares Voted           % of Voted          % of Total
For             42,702,773.000                96.94               52.06
Against                      -                 0.00                0.00
Abstain          1,346,990.000                 3.06                1.64
Broker                       -                 0.00                0.00
Non-Vote


Elite Cash Reserve
Item #1          Shares Voted           % of Voted           % of Total
For           338,716,545.000                96.51                56.96
Against           985,490.000                 0.28                 0.17
Abstain        11,244,504.000                 3.20                 1.89
Broker             28,550.500                 0.01                 0.00
Non-Vote


Item #2          Shares Voted           % of Voted           % of Total
For           338,745,095.000                96.52                56.96
Against           985,490.000                 0.28                 0.17
Abstain        11,244,504.000                 3.20                 1.89
Broker                      -                 0.00                 0.00
Non-Vote


Elite Tax-Free Reserve
Item #1          Shares Voted           % of Voted          % of Total
For           217,159,049.000                99.56               89.80
Against                     -                 0.00                0.00
Abstain            55,917.000                 0.03                0.02
Broker            914,675.000                 0.42                0.38
Non-Vote


Item #2          Shares Voted          % of Voted            % of Total
For           218,073,724.000               99.97                 90.18
Against                     -                0.00                  0.00
Abstain            55,917.000                0.03                  0.02
Broker                      -                0.00                  0.00
Non-Vote


A special meeting of the Global Bond Fund was scheduled for August 18, 1998 at which the shareholders of the Portfolios voted to:

(1) approve an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all assets and liabilities of the Global Bond Fund in exchange for the issuance of shares of Evergreen Select International Bond Fund in a tax-free reorganization,

(2) approve the Interim Investment Advisory Agreement between the Portfolio and CoreStates Investment Advisers, Inc. (CSIA) from April 30, 1998 to the date the reorganization is consummated, and

(3)  approve the Interim Sub-Advisory Agreement between CSIA and
     Analytic TSA International, Inc. from April 30, 1998 to the date the reorganization is consummated.

The results are as follows:

Item #1          Shares Voted           % of Voted            % of Total
For             3,902,506.000                99.78                 98.50
Against                     -                 0.00                  0.00
Abstain                     -                 0.00                  0.00
Broker              8,698.000                 0.22                  0.22
Non-Vote


Item #2          Shares Voted           % of Voted            % of Total
For             3,911,204.000               100.00                 98.72
Against                     -                 0.00                  0.00
Abstain                     -                 0.00                  0.00
Broker                      -                 0.00                  0.00
Non-Vote


Item #3          Shares Voted           % of Voted           % of Total
For             3,911,204.000               100.00                98.72
Against                     -                 0.00                 0.00
Abstain                     -                 0.00                 0.00
Broker                      -                 0.00                 0.00
Non-Vote